TCO 361918554v2 1 CONSULTING SERVICES AGREEMENT THIS CONSULTING SERVICES AGREEMENT (the “Agreement”) is made effective as of May 3, 2016 (the “Effective Date”), by and between DANYA INTERNATIONAL LLC, a Maryland limited liability company, and its present and future divisions, affiliates and subsidiaries (collectively, the “Company”), and Jeffrey Hoffman, an individual, who has a federal tax identification number set forth below his signature block on the signature page hereto (“Consultant”). Background to Agreement: A. On the Effective Date, Consultant, as the majority owner of the sole stockholder of the Company sold to DLH Holdings Corp., a New Jersey corporation (“DLH”), and DLH indirectly acquired from Consultant (and the other equityholders of the sole stockholder of the Company), all of Consultant’s equity capital that he indirectly held in the Company, which is now a wholly-owned subsidiary of DLH (the “Acquisition”). B. The Company desires to retain the services of Consultant to perform the Services (defined below) on behalf of the Company as an independent contractor, and Consultant desires to perform the Services as an independent contractor. C. Consultant is willing and able to perform such Services in furtherance of the Company’s business under the terms and conditions of this Agreement. D. As a condition to the Company’s execution and delivery of this Agreement and consummation of the Acquisition, Consultant is obligating himself to certain noncompetition and nonsolicitation provisions set forth in a Non-Competition Agreement in connection with the Acquisition. Nothing in this Agreement is intended to supersede any obligations Consultant has under the Non- Competition Agreement, including without limitation, any noncompetition and nonsolicitation obligations. NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties incorporate the above-stated recitals and agree as follows: 1. Scope of Services; Compensation. (a) Retained Services. During the Term (as defined below), Consultant will provide the Company the consulting services set forth in this Section 1 (collectively, the “Services”). More specifically, Consultant agrees to use reasonable efforts to (1) provide an efficient transition of the Company’s business following the Acquisition, and (2) ensure continuity of personnel and the business enterprise, including by, to the extent reasonably requested by the Company from time to time: (i) providing bid and proposal support, transfer of knowledge of corporate infrastructure, general knowledge transfer, transition of customer relationships, and like support activities; (ii) providing advice and guidance in order to ensure continuity of current operations; (iii) providing the Services with all due care, skill and ability and using his reasonable efforts to promote the interests of the Company;

TCO 361918554v2 2 (iv) promptly giving to the Company all information and reports it may reasonably require in connection with matters relating to the provision of the Services or the business of Company; (v) providing strategic guidance for the Company; (vi) assisting in marketing and business development efforts towards current and potential new customers; (vii) taking all reasonable steps to offer (or cause to be offered) to the Company any opportunities related to the Company’s business as soon as practicable after the same come to his knowledge and in any event before the same are offered by Consultant (or caused by Consultant to be offered) to any other party; and (viii) performing such other services reasonably requested by the Company. (b) Performance. Consultant will perform the Services in a timely, good and workmanlike manner, at all times acting in the best interests of the Company and in accordance with the terms of this Agreement. Consultant will utilize professional skill, diligence and care to ensure that all Services are scheduled, performed and completed to the Company’s satisfaction. (c) Compliance with Laws. Consultant will perform the Services in compliance with all applicable laws, rules and regulations. In addition, Consultant agrees to comply with all applicable policies of the Company, copies of which will be provided to Consultant upon his request. (d) Availability. Consultant will use reasonable efforts to ensure that he is available during business time on reasonable notice to provide such assistance or information as the Company may require. Specifically, the Company and Consultant anticipate that Consultant will render his Services for no more than forty (40) hours per any calendar week in the Term, which is expected to decrease over time during the Term (“Agreed Availability”). 2. Term. The initial term of this Agreement will continue for twelve (12) months following the Effective Date (“Initial Term”), unless this Agreement is sooner terminated in accordance with the terms of this Agreement. By mutual written consent of the Company and Consultant, this Agreement may be extended beyond the Initial Term for subsequent six (6) month terms up to an additional 12 months following the Initial Term (together with the Initial Term, the “Term”), unless this Agreement is sooner terminated in accordance with the terms of this Agreement. 3. Consulting Fee. In consideration for the Services rendered to the Company, the Company agrees to pay Consultant (collectively the “Consulting Fee”) $10,000 per month worked during the Term. It is intended that the Consulting Fee paid hereunder will constitute compensation to Consultant as an independent contractor and not as an individual employed by the Company. Consultant shall invoice the Company monthly for services and expenses and shall provide such reasonable receipts or other documentation of expenses as Company might request. The Company will pay Consultant net fifteen (15) days from the date of its receipt of invoice. Consultant will invoice the Company on or after the first day of each month for Services rendered and expenses incurred during the previous month. The Company will not withhold any amounts as U.S. federal tax or applicable state tax withholdings from wages or as employee contributions under the U.S. Federal Insurance Contributions Act, nor will the Company make any employer contributions thereunder with respect to such payments. Consultant will be solely responsible for the reporting, estimation and payment of all federal, state or local county income taxes, fees and other contributions on or attributable to Consultant’s income attributable to the fees payable hereunder.

TCO 361918554v2 3 Consultant agrees that he will maintain unemployment and worker’s compensation insurance as required by law. The Company will provide no employee benefits including, but not limited to health, life, or disability insurance, to Consultant or any of his personnel, if any. 4. Out-of-Pocket Expenses. During the Term, the Company will reimburse Consultant for reasonable out-of-pocket business, travel or entertainment expenses incurred by Consultant in connection with and while providing the Services under this Agreement, provided, that Consultant receives Company’s prior approval prior to incurring any such individual expenses in excess of $1,000. In such event, Consultant will provide documentation in the form of receipts, vouchers, invoices and the like that pertain to and further substantiate and verify any such reimbursable expense, and the receipt thereof by the Company, when requested, will be a condition precedent to payment. 5. Independent Contractor. In performing his duties hereunder, Consultant will act solely as an independent contractor and not as a partner, joint venturer or employee of the Company. Nothing contained in this Agreement will be construed to create any employment relationship between the Company and Consultant, or be construed as constituting Consultant or any of his employees or agents as an employee of the Company, and Consultant will not represent to the contrary to any person, unless expressly authorized by the Company. It is understood and agreed that as an independent contractor, Consultant is responsible for, and has control over, the details and means of performing the Services. Consultant will not represent to third persons that Consultant’s status with respect to the Company is anything other than that of an independent contractor. Consultant will not have any express or implied right or authority to assume or create any obligations on behalf or in the name of the Company or to bind the Company to any contract or undertaking with any other person, nor will Consultant represent that it has such authority. Consultant and his employees and agents will not be entitled to any Company fringe benefits and hereby expressly waive any claim or right that any of them may have against the Company arising out of the operation of any applicable workers’ compensation law. 6. Confidentiality. (a) Confidentiality. Consultant hereby acknowledges and agrees that Consultant is bound by the confidentiality restrictions set forth in Section 3 of that certain Non-Competition Agreement, dated as of the date hereof, by and between Consultant and the Company, which restrictions are incorporated herein by reference (with capitalized terms used in such Section 3 having the meaning attributed to such terms as in such Non-Competition Agreement). (b) Work Product. Consultant hereby assigns to the Company all right, title and interest in and to any work product created by Consultant, or to which Consultant contributes, pursuant to this Agreement (the “Work Product”), including all copyrights, trademarks and other intellectual property rights contained therein. Consultant agrees to execute, at the Company’s request and expense, all documents and other instruments necessary or desirable to confirm such assignment. In the event that Consultant does not, for any reason, execute such documents within a reasonable time of the Company’s request, Consultant hereby irrevocably appoints the Company as Consultant’s attorney-in-fact for the purpose of executing such documents on Consultant’s behalf, which appointment is coupled with an interest. If Consultant has any rights, including without limitation “artist’s rights” or “moral rights,” in the Work Product which cannot be assigned, Consultant agrees to waive enforcement worldwide of such rights against the Company. In the event that Consultant has any such rights, that cannot be assigned or waived, Consultant hereby grants to the Company an exclusive, worldwide, irrevocable, perpetual license to use, reproduce, distribute, create derivative works of, publicly perform and publicly display the Work Product in any medium or format, whether now known or later developed.

TCO 361918554v2 4 7. Conflict of Interests. Consultant hereby represents and warrants that the Services to be performed hereunder do not conflict with any consulting, employment or other agreement to which Consultant is a party, and Consultant agrees that he will not, without the Company’s prior written consent, undertake any consulting engagement or employment that would conflict with the Services to be performed hereunder. If during the Term, Consultant becomes aware that he has a potential conflict of interest with the Company, Consultant will so advise the Company immediately. 8. Termination. (a) Termination for Convenience. This Agreement is subject to termination by mutual agreement at any time. (b) Material Breach. Notwithstanding the terms and conditions of Section 8(a), no notice will be required in the event of a termination of this Agreement based upon a material breach of this Agreement by the other party hereto. 9. Obligations Upon Termination. Upon termination of this Agreement for any reason, Consultant will: (i) immediately deliver to the Company all documents, books, materials, records, correspondence, papers and information (on whatever media and wherever located) relating to the business or affairs of the Company or its business contacts, any keys and any other property of the Company that is in his possession or under his control; (ii) irretrievably delete any information relating to the business of the Company stored on any magnetic or optical disk or memory and all matter derived from such sources which is in his possession or under his control outside the premises of the Company; and (iii) provide a signed statement that he has complied fully with his obligations under this Section 9. 10. Miscellaneous. (a) Successors and Assignment. This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the obligations of Consultant are personal in nature and, therefore, Consultant will not assign any of his rights or delegate or subcontract the performance of any of his duties under this Agreement without the prior written consent of the Company; any such assignment or subcontract without obtaining prior written consent will be void. (b) Prior Agreements; Modifications; and Waivers. The terms and provisions of this Agreement, along with the Non-Competition Agreement and any nondisclosure or confidentiality obligations entered into by Consultant in his capacity as an employee of the Company prior to the Acquisition, are intended to supersede any conflicting terms or conditions in any other agreement between the parties hereto relating to the subject matter hereof. This Agreement contains the entire agreement between the parties hereto regarding the Services, and may not be modified except by written instrument duly executed by both parties. The failure of a party hereto to exercise any right or remedy will not be deemed or constitute a waiver of such right or remedy in the future. No waiver of any of the provisions of this Agreement will be deemed or will constitute a waiver of any other provision hereof (regardless of whether similar), nor will any such waiver constitute a continuing waiver unless otherwise expressly provided.

TCO 361918554v2 5 (c) Severability. If any provision of this Agreement will, for any reason, be held to violate any applicable law, and so much of said Agreement is held to be unenforceable, then the invalidity of such a specific provision herein will not be held to invalidate any other provisions herein, which other provisions will remain in full force and effect unless removal of said invalid provision destroys the legitimate purposes of this Agreement, in which event this Agreement will be canceled. (d) Governing Law. This Agreement will be construed, enforced and governed by the laws of the State of Maryland without regard to its conflicts of law provisions. (e) Waiver of Jury Trial. THE PARTIES IRREVOCABLY WAIVE THE RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LEGAL PROCEEDING RELATING TO OR ARISING OUT OF THIS AGREEMENT. (f) Advice of Counsel and Construction. The parties acknowledge that all parties to this Agreement have had the opportunity to be represented by counsel. Accordingly the rule of construction of contract language against the drafting party is hereby waived by all parties. (g) Notices. All notices under this Agreement will be sent and deemed duly given when posted in the United States first-class mail, postage prepaid to the addresses set forth below such party’s signature on the signature page of this Agreement. These addresses may be changed from time to time by written notice to the appropriate party. (h) Reliance on Counsel and Other Advisors. Each party hereto has consulted such legal, financial, technical or other experts as it deems necessary or desirable before entering into this Agreement. Each party hereto represents and warrants that it has read, knows, understands and agrees with the terms and conditions of this Agreement. (i) Survival. Provisions of this Agreement that, by their nature are intended to survive the termination or expiration of this Agreement, including but not limited to Sections 6, 7, 9 and 10, will survive termination or expiration of this Agreement. (j) Counterparts; Electronic Signature. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, with the same effect as if the signature on each such counterpart were on the same instrument. Further, this Agreement may be executed by transfer of an originally signed document by facsimile or e-mail in PDF format, each of which will be as fully binding as an original document. (Signatures on following page.)

{N0110077 } TCO 361918554v2 IN WITNESS WHEREOF, the parties hereto have each executed this Consulting Services Agreement effective as of the date first above written. COMPANY: DANYA INTERNATIONAL LLC By: /s/ Jeffrey A. Hoffman Name: Jeffrey A. Hoffman Title: CEO Address: c/o DLH Holdings Corp. 3565 Piedmont Road, Suite 3-700 Atlanta, Georgia Attn: Chief Executive Officer With a copy to: Holland & Knight LLP 1600 Tysons Boulevard, Suite 700 McLean, Virginia 22102 Attention: Adam J. August CONSULTANT: /s/ Jeffrey Hoffman Jeffrey Hoffman Tax ID#:________________________________ Address: With a copy to: Greenberg Traurig, LLP 1750 Tysons Boulevard, Suite 1200 McLean, Virginia 22102 Attention: Tim Jessell Facsimile: (703) 749-1301 E-Mail: jessellt@gtlaw.com

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